Exhibit 99.1

Exhibit 99.1

DIGITAL REALTY

Data Center Solutions

3Q13 Earnings Conference Call Presentation October 30, 2013

DIGITAL REALTY

Data Center Solutions

3Q13 Leasing Activity (1)

Third highest lease signing quarter in the company’s history

Annualized GAAP

Base Annualized GAAP

Type of Space Total SF Signed Rent psf Base Rent

Turn-Key FlexSM 265,327 $147 $39.1 million

Custom Solutions 23,322 $173 $4.0 million

Colocation 20,895 $165 $3.5 million

Non-Technical 31,015 $23 $0.7 million

Total 340,559 $139 $47.3 million

Historical Signings – Annualized GAAP Base Rent

$ in millions

$60

$40

$20

$0

1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

(1) GAAP rental revenues include total rent for new leases and expansion

1

DIGITAL REALTY

Data Center Solutions

3Q13 Renewal Activity

Turn-Key Flex SM Powered Base Building® Total Data Center

50%

40%

30%

20%

10%

0%

-10%

Cash Rent % Change GAAP Rent % Change

3Q13 Renewal Activity

Signed $45 million of renewal leases

Rental rates on renewals increased by 2.1% (cash) and 24.8% (GAAP) for total data center space

Renewed 480,000 square feet of Powered Base Building® data centers with rental rate increases of over 8% (cash) and nearly 45% (GAAP)

Early Renewals with Equinix

Completed five early renewals of Powered Base Building® data centers with Equinix totaling 425,000 square feet

2

DIGITAL REALTY

Data Center Solutions

3

Contractual NOI Step Function (1)(2)

$59M of Stabilized NOI from leasing backlog expected to commence through FY14

$ in millions

$1,050

$1,000 $990

$952 $7 $31

$950 $926 $13

$24

$25 $15

$900

$850

$800

$750

3Q13 Annualized JV Dilution 3Q13 leases 4Q13 leasing FY14 leasing 2014 Contractual FY14 leasing 2015+ leasing 2015+

NOI (3) commenced backlog (5) backlog NOI (est) backlog backlog (8) Contractual NOI

(carryover) (4)(recognized) (6)(carryover) (7)(est)

(1)Incremental NOI from signed leasing backlog based on estimated commencement dates; calculated from GAAP rental revenue at 75% margin

(2)Chart assumes no impact from renewals and expirations in future periods

(3)3Q13 NOI adjusted for prior period straight-line rent expense catch-up and then annualized. NOI is a non-GAAP financial measure. For a description of NOI and a reconciliation to operating income see the Appendix.

(4)Adjustment to reflect the difference between annualized and recognized NOI from leases that commenced in 3Q13

(5)Annualized NOI related to signed leases scheduled to commence in 4Q13

(6)Recognized portion of NOI related to signed leasing expected to commence in FY14

(7)Adjustment to reflect the difference between annualized and recognized NOI from leases expected to commence in FY14

(8)Annualized NOI related to signed leases scheduled to commence in 2015 and beyond

DIGITAL REALTY

Data Center Solutions

3Q13 U.S. Major Market Data Center Supply vs. Demand (1)

in megawatts Surplus Shortfall Digital Realty Inventory

30
19
20
13
11
10
4

0

(2)

Total U.S.:(3.2)(4)

-10

-20

(21)
(24)

-30

Boston Chicago Dallas Houston N. Virginia NY Metro Phoenix Silicon Valley

(1)Based on Digital Realty internal estimates

4

DIGITAL REALTY

Data Center Solutions

3Q13 U.S. Major Market Data Center Supply (1)

in megawatts

Current Supply New Construction

50
41
40
36
30
26
22
20	18
15
11	11
10

0

Boston Chicago Dallas Houston N. VA NY Metro Phoenix Silicon Valley

(1)Based on Digital Realty internal estimates

5

DIGITAL REALTY

Data Center Solutions

Historical Lease Signings

2013 YTD signings have already surpassed full year 2012 activity

GAAP Annualized Base Rent

in Millions

TKF PBB Custom Solutions DC Master Lease Colo Non-Tech

$160

$137

$120 $112 $112

$106 $107

$80

$64

$56

$40

$0

2007 2008 2009 2010 2011 2012 2013 YTD

TKF

Rates/PSF—$128 $153 $158 $172 $183 $162 $159

Global

6

DIGITAL REALTY

Data Center Solutions

DIGITAL GLOBAL ALLIANCES Strength Through Partnership

IT/Vertical Systems

Consultants Digital Consulting Partners Integrators

Digital Core Plus

DIGITAL CORE

Datacenter Space Advanced

Power

Fitouts Tools

Tools

Connectivity

Value Equipment

Added Resellers Leasing

Managed Cloud

Services Digital Services Partners Services

Network

Services

Digital Core

Digital Realty keeps our focus on what we do best and what our clients have come to expect

Digital Core Plus

Enabling our clients from fitout through to deployment is vital to their success

Digital Services Partners

The demand for intelligent guidance with regard to cloud and managed services is high and growing

Digital Consulting Partners

Digital Realty clients are solving complex business problems with our solutions. As we help them turn their datacenters into data advantage our consulting partners light the way

7

DIGITAL REALTY
Data Center Solutions

Build Midmarket Sales and Marketing Muscle

Heightened Focus with targets for deal velocity and regional supply/demand fit.


Large Enterprise
MidMarket
SMB
FinServ
Cloud & Telcom
Energy
Health
Retail

Continued focus on Large Enterprise Segment inside traditional verticals. Identified Ideal Customer Profiles to drive account selection and retention.

Optimized for Inside Sales and Alliance Program. Heightened attention to deal velocity and rapid demand generation.

8

DIGITAL REALTY
Data Center Solutions

FFO Per Diluted Share: 3Q13 Run-Rate

FFO per diluted share


$1.25
$1.20
$1.15
$1.10
$1.05
$1.00
$1.22
$0.01
$0.04
$0.07
$0.01
$0.02
$1.10
$0.03
$0.07
$0.01
$0.01
$1.14
2Q13 Reported FFO (1)
1Q13 OpEx capitalization catch-up (2)
2Q13 Gain on insurance settlement (3)
3Q13 Straight-line rent expense adj (4)
3Q13 Personal property tax assessments (5)
G&A and Transaction expense reduction (6)
3Q13 Reported FFO (1)
JV dilution
3Q13 Straight-line rent expense adj (7)
3Q13 Personal property tax assessments (5)
Normalized Tax and Transaction expenses (8)
3Q13 Reported FFO Run-rate

(1) FFO is a non-GAAP financial measure. For a description of FFO and a reconciliation to net income see the Appendix
(2) $1.5M related to the 1Q13 portion of capitalized operating expense adjustment recorded in 2Q13
(3) $5.6M extraordinary gain on insurance settlement recorded in 2Q13
(4) $10M straight-line rent expense adjustment recorded in 3Q13
(5) $1.9M personal property tax assessments related to prior periods
(6) $2.8M reduction in G&A and Transaction expenses from 2Q13 to 3Q13
(7) Add back $9.2M of the straight-line rent expense adjustment recorded in 3Q13 related to prior periods
(8) $2M increase in Tax and Transaction expenses to reflect a run-rate quarter

9

DIGITAL REALTY

Data Center Solutions

Core FFO Per Diluted Share: 3Q13 Run-Rate

Core FFO per diluted share

$1.25

$1.20

$ 1.19 $0.01

$0.01	$0.01
$0.01	$ 1.16 $0.03
$0.01	$0.01
$1.15	$ 1.14

$1.10

$1.05

$1.00

2Q13 Core FFO (1) 1Q13 OpEx 3Q13 Straight-line 3Q13 Personal Net G&A, Interest 3Q13 Core FFO (1) JV Dilution 3Q13 Personal Normalized Tax 3Q13 Core FFO

capitalization catch- rent expense adj (3) property tax exp & Preferred Div(5) property tax expense (6) Run-rate up (2) assessments (4) assessments

(1)Core FFO is a non-GAAP financial measure. For a description of core FFO and a reconciliation to net income see the Appendix

(2)$1.5M related to the 1Q13 portion of capitalized operating expense adjustment recorded in 2Q13

(3)$0.8M straight-line rent expense adjustment recorded in 3Q13

(4)$1.9M personal property tax assessments related to prior periods

(5)$1.0M net reduction in G&A, Interest expense and Preferred dividends from 2Q13 to 3Q13

(6)$1.2M increase in Tax expenses to reflect a run-rate quarter

DIGITAL REALTY

Data Center Solutions

Bridging Prior to Revised FFO Guidance

FFO per diluted share

$4.85	Mid-single digit FFO/sh growth
$4.75	$0.07
$0.06	$0.03
$4.65	$0.01
$4.55	$0.08

$4.78

$4.45

$4.61

$4.35

$4.25

Mid-point of Prior 3Q13 straight-line Delayed leasing JV dilution Reduced Mid-point of Revised Incremental FY14E FFO

2013 FFO per rent expense adj commencements acquisitions 2013 FFO per JV dilution per diluted share diluted share diluted share

Guidance (1) Guidance (2)

(1)Mid-point of guidance provided in the 2Q13 Earnings Release

(2)For a reconciliation to projected net income see the Appendix

DIGITAL REALTY
Data Center Solutions

Joint Venture Overview

Partner	▪ Prudential Real Estate Investors' Core Fund ("PREI Fund")
Size / Proceeds	▪ $369 million[(1)] / $329 million[(2)]
Formation Date	▪ September 27, 2013
Ownership	▪ Digital Realty 20% ▪ PREI Fund 80%
Use of Proceeds	▪ Pay down debt and fund future investments
Term	▪ Long-term hold[(3)]
Financing	▪ $185 million unsecured bank loan provided by US Bank and SunTrust ▪ LIBOR + 180 bps (currently 2%), five-year term ▪ 50% LTV ▪ JV swapped half of the facility for five years; 3.26% fixed rate, resulting in a current all-in interest rate of 2.67%
Management	▪ Digital Realty – managing member responsible for day-to-day management in return for asset and property management fees ▪ PREI Fund – non-managing member with approval rights over major decisions
Returns	▪ Average Levered Cash on Cash Yield to DLR during hold : mid-teens or higher[(4)] ▪ Unlevered IRR to DLR on contribution: >20%
Excess Profit Participation	▪ Digital Realty receives an additional percentage of project cash flow and residual sale proceeds once the members (including Digital Realty) receive a certain minimum return[(5)]
Benefits	▪ Diversifies sources of capital – attractive alternative to public market equity ▪ Establishes market cap rate for PBB data centers ▪ Validates the property type by demonstrating the appeal of the asset class to a sophisticated "core" investor ▪ Frees capital to be recycled into higher-yielding assets ▪ Reduces tenant concentration



(1) Includes $2.8 million of closing costs.
(2) Represents proceeds from PREI Fund investment plus Digital Realty's 20% share of loan proceeds less transfer taxes, pro rations and Digital Realty's 20% share of closing costs.
(3) Subject to certain liquidity rights of the members.
(4) Assumes interest rate of 3.25% for the 10-year period.
(5) The joint venture is structured to provide a current annual preferred return from cash flow to the PREI®-managed interest and then to the Digital Realty managed interest, while Digital Realty will receive fees and a promote participation for managing the properties.

12

DIGITAL REALTY

Data Center Solutions

REIT Credit Comparables – “BBB+” or Higher

Digital Realty maintains a Flexible, Investment Grade Balance Sheet

Net Debt / LQA EBITDA Total Debt + Preferred / Total Enterprise Value

50%

46%

44%

8.0x	7.3x

40%

6.2x	6.3x 6.4x
5.7x	40%
6.0x	5.3x 5.4x 36%

33%

4.0x

30%

26%

2.0x	25%
0.0x	20%

FRT AVB KIM SPG BXP EQR KIM BXP EQR SPG AVB FRT

Interest Coverage Fixed Charge Coverage

6.0x	5.5x 6.0x 5.5x

4.6x

3.8x	3.8x
4.0x	4.0x 3.5x
3.2x	3.1x 3.1x 3.1x
2.9x	2.8x 2.7x

2.5x

2.0x	2.0x
0.0x	0.0x

AVB FRT BXP EQR KIM SPG AVB FRT BXP EQR SPG KIM

Source: FactSet and SNL Financial. Peer metrics from company filings as of June 30, 2013, pro forma for subsequent events. DLR Metrics as of September 30, 2013. Pricing as of October 22, 2013.

DIGITAL REALTY

Data Center Solutions

Appendix

DIGITAL REALTY

Data Center Solutions

Forward Looking Statement

The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward-looking statements include statements relating to our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion, expected availability for occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing Turn-Key Flex space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment markets and market opportunities; our ability to access the capital markets; expected time and cost savings to our customers; our strategies, plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the market effects of regulatory requirements; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our sales and marketing program; our ability to meet our liquidity needs, including the ability to raise additional capital; credit ratings; capitalization rates, or cap rates, on property acquisitions; potential new markets; dividend payments and our dividend policy; projected financial information and covenant metrics; projected NOI, FFO run-rate, FFO guidance and other forward-looking financial data; leasing expectations; expectations with respect to the exercise of the put rights contained in our exchangeable debentures; Digital Realty Ecosystem; our connectivity initiative; Digital Open Internet Exchange; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: the impact of the recent deterioration in global economic, credit and market conditions, including the downgrade of the U.S. government’s credit rating; current local economic conditions in our geographic markets; decreases in information technology spending, including as a result of economic slowdowns or recession; adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges); our dependence upon significant tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; defaults on or non-renewal of leases by tenants; our failure to obtain necessary debt and equity financing; increased interest rates and operating costs; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; financial market fluctuations; changes in foreign currency exchange rates; our inability to manage our growth effectively; difficulty acquiring or operating properties in foreign jurisdictions; our failure to successfully integrate and operate acquired or developed properties or businesses; the suitability for our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical infrastructure or services or availability of power; risks related to joint venture investments, including as a result of our lack of control of such investments; delays or unexpected costs in development of properties; decreased rental rates or increased vacancy rates; increased competition or available supply of data center space; our inability to successfully develop and lease new properties and space held for development; difficulties in identifying properties to acquire and completing acquisitions; our inability to acquire off-market properties; our inability to comply with the rules and regulations applicable to reporting companies; our failure to maintain our status as a REIT; possible adverse changes to tax laws; restrictions on our ability to engage in certain business activities; environmental uncertainties and risks related to natural disasters; losses in excess of our insurance coverage; changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended December 31, 2012 and subsequent filings with the Securities and Exchange Commission, including our quarterly reports on Form 10-Q for the quarters ended March 30, 2013 and June 30, 2013. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY

Data Center Solutions

Definitions of Non–GAAP Financial Measures

The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.

Adjusted Funds from Operations (AFFO)

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) non-cash compensation, (iv) straight line rents, (v) fair value of lease revenue amortization, (vi) capitalized leasing payroll, (vii) recurring tenant improvements, (viii) capitalized leasing commissions and (ix) costs of redeeming our preferred stock. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Core Funds from Operations (CFFO)

We present core funds from operations, or CFFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate CFFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) significant transaction expenses, (iii) loss from early extinguishment of debt, (iv) costs on redemption of preferred stock, (v) significant property tax adjustments, net, (vi) change in fair value of contingent consideration and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of CFFO as a measure of our performance is limited. Other REITs may not calculate CFFO in a consistent manner. Accordingly, our CFFO may not be comparable to other REITs’ CFFO. CFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Net Operating Income (NOI) and Cash NOI

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other

REITs’ NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income as measures of our performance.

DIGITAL REALTY

Data Center Solutions

Definitions of Non–GAAP Financial Measures

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA) and Adjusted EBITDA

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt, and with respect to Adjusted EBITDA, straight-line rent expense adjustment attributable to prior periods, gain from change in control of investment properties, preferred dividends and noncontrolling interests. Adjusted EBITDA is EBITDA excluding noncontrolling interests, preferred stock dividends and costs of redeeming our preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance.

Each of FFO, CFFO, AFFO, NOI, Cash NOI, EBITDA and Adjusted EBITDA exclude items that have real economic effect and could materially impact our results from operations, and therefore the utility of FFO, CFFO, AFFO, NOI, Cash NOI, EBITDA and Adjusted EBTIDA as measures of our performance is limited.

DIGITAL REALTY
Data Center Solutions

Reconciliation of Non-GAAP Items to Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended	
	September 30, 2013	**June 30, 2013**
Net income available to common stockholders	$ 138,872	$ 47,077
Adjustments:		
Noncontrolling interests in operating partnership	2,757	936
Real estate related depreciation and amortization (1)	120,006	114,913
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	788	797
Gain on contribution of properties to unconsolidated joint venture	(115,054)	-
Gain on sale of assets held in unconsolidated joint venture	-	-
FFO available to common stockholders and unitholders (2)	$ 147,369	$ 163,723
Basic FFO per share and unit	$ 1.13	$ 1.25
Diluted FFO per share and unit (2)	$ 1.10	$ 1.22
Weighted average common stock and units outstanding		
Basic	130,977	130,974
Diluted (2)	137,851	137,787

(1) Real estate related depreciation and amortization was computed as follows:		
Depreciation and amortization per income statement	121,198	115,867
Non-real estate depreciation	(1,192)	(954)
	$ 120,006	$ 114,913

(2) For the three months ended September 30, 2013 and June 30, 2013, we have excluded the effect of dilutive series E, series F and series G preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F and series G preferred stock, as applicable, which we consider highly improbable; if included, the dilutive effect for the three months ended September 30, 2013 and June 30, 2013 would be 12,734 and 11,949 shares, respectively. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures due 2029 that were exchangeable for 6,684 and 6,610 common shares on a weighted average basis for the three months ended September 30, 2013 and June 30, 2013, respectively. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

	Three Months Ended	
	September 30, 2013	**June 30, 2013**
FFO available to common stockholders and unitholders	$ 147,369	$ 163,723
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050
FFO available to common stockholders and unitholders -- diluted	$ 151,419	$ 167,773
Weighted average common stock and units outstanding	130,977	130,974
Add: Effect of dilutive securities (excluding 5.50% exchangeable senior debentures)	190	203
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,684	6,610
Weighted average common stock and units outstanding -- diluted	137,851	137,787

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended	
	September 30, 2013	**June 30, 2013**
FFO available to common stockholders and unitholders -- diluted	$ 151,419	$ 167,773
Termination fees and other non-core revenues (1)	(14)	(140)
Gain on insurance settlement	-	(5,597)
Significant transaction expenses	243	1,491
Loss from early extinguishment of debt	704	501
Straight-line rent expense adjustment attributable to prior periods (2)	9,155	-
Change in fair value of contingent consideration (3)	(943)	(370)
Other non-core expense adjustments (4)	3	17
CFFO available to common stockholders and unitholders -- diluted	$ 160,567	$ 163,675
Diluted CFFO per share and unit	$ 1.16	$ 1.19

(1) Includes one-time fees, proceeds and certain other adjustments that are not core to our business.

(2) Impact for the three months ended June 30, 2013 would have resulted in additional expense of $833. CFFO per share and unit, as adjusted, would have been $1.18.

(3) Relates to earn-out contingency in connection with Sentrum Portfolio acquisition.

(4) Includes reversal of accruals and certain other adjustments that are not core to our business.

18

DIGITAL REALTY

Data Center Solutions

Reconciliation of Non-GAAP Items to Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Operating Income to Net Operating Income (NOI) A reconciliation of the range of 2013 projected net income to projected FFO and core FFO follows:

(in thousands)

(unaudited) Low—High

Net income available to common stockholders per diluted share $2.02 – 2.04

Add:

Three Months Ended

Real estate depreciation and amortization $3.62

September 30, 2013

Operating income $ 85,177 Less:

Dilutive impact of convertible stock($0.15)

Less: Less:

Construction management revenue(671) Gain from change in control of investment properties($0.89)

Other revenue(14)

Add: Projected FFO per diluted share $4.60– 4.62

Construction management expenses 51

Depreciation and amortization 121,198 Adjustments for items that do not represent core expenses and revenue streams $0.05

General and administrative 16,275

Transactions 243 Projected core FFO per diluted share $4.65– 4.67

Other expenses 3

Net Operating Income $ 222,262

Add: Straight-line rent expense adjustment attributable to prior periods 9,155

Net Operating Income, as adjusted $ 231,417

3Q13 Annualized NOI (Net Operating Income, as adjusted multiplied by four) $ 925,668